Registration Statement No. 333-217200

Filed Pursuant to Rule 433

December 11, 2019

Long #PotStocks? MicroSectors Cannabis 2x & 1x ETNs offer exposure to the North American #Cannabis sector. $MJO $MJJ MicroSectors.com

Long #PotStocks? Trade sector specific MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Going long #PotStocks? MicroSectors offers 2x & 1x concentrated, Cannabis specific ETNs designed for #Bullish investors. $MJO $MJJ To learn more, visit MicroSectors.com

$MJO on the move! MicroSectors Cannabis 2x ETNs listed on @NYSE. MicroSectors.com

$MJJ on the move! MicroSectors Cannabis 1x ETNs listed on @NYSE. MicroSectors.com

Trade #PotStocks with $MJO. The MicroSectors Cannabis 2x ETNs. MicroSectors.com

Trade #PotStocks with $MJJ. The MicroSectors Cannabis 1x ETNs MicroSectors.com

$MJO now trading! The MicroSectors Cannabis 2x ETNs. Learn more at MicroSectors.com

$MJJ now trading! The MicroSectors Cannabis 1x ETNs. Learn more at MicroSectors.com

Trade #PotStock news? $MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs offer exposure to some of the industry leaders representing today’s North American #Cannabis sector. MicroSectors.com

Trade #PotStock news? $MJO MicroSectors Cannabis 2x ETNs offers exposure to some of the industry leaders representing today’s North American #Cannabis sector. MicroSectors.com

Trade #PotStock news? $MJJ MicroSectors Cannabis 1x ETNs offers exposure to some of the industry leaders representing today’s North American #Cannabis sector. MicroSectors.com

#PotStocks rally today! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

#PotStocks sell off today! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $ABBV. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $TMO. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $A. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $WAT. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $MTD. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $PKI. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $WEED. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $TLRY. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $IIPR. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $SMG. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $CTLT. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $BRKR. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $ACB. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $ARNA. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $CARA. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $APHA. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $ZYNE. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $CRON. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $HEXO. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $VFF. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $CRBP. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $OGI. $MJO & $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move today! Components include $TGOD. $MJO & $MJJ MicroSectors.com

Do you trade $ABBV? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $TMO? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $A? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $WAT? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $MTD? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $PKI? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $WEED? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $TLRY? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $IIPR? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $SMG? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $CTLT? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $BRKR? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $ACB? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $ARNA? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $CARA? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $APHA? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $ZYNE? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $CRON? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $HEXO? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $VFF? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $CRBP? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $OGI? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

Do you trade $TGOD? Check out the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$ABBV is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$TMO is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$A is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$WAT is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$MTD is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$PKI is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$WEED is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$TLRY is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$IIPR is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$SMG is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$CTLT is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$BRKR is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$ACB is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$ARNA is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$CARA is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$APHA is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$ZYNE is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$CRON is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$HEXO is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$VFF is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$CRBP is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$OGI is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$TGOD is on the move today! See how it impacts the MicroSectors Cannabis 2x & 1x ETNs. $MJO $MJJ MicroSectors.com

$ABBV announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TMO announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$A announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$WAT announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$MTD announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$PKI announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$WEED announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TLRY announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$IIPR announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$SMG announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CTLT announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$BRKR announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ACB announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ARNA announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CARA announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$APHA announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CRON announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$HEXO announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$VFF announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CRBP announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$OGI announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TGOD announces earnings next week! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $ABBV. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $TMO. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $A. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $WAT. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $MTD. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $PKI. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $WEED. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $TLRY. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $IIPR. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $SMG. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $CTLT. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $BRKR. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $ACB. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $ARNA. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $CARA. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $APHA. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $ZYNE. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $CRON. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $HEXO. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $VFF. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $CRBP. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $OGI. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs on the move following earnings beat from $TGOD. MicroSectors.com

$ABBV earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$TMO earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$A earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$WAT earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$MTD earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$PKI earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$WEED earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$TLRY earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$IIPR earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$SMG earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$CTLT earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$BRKR earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$ACB earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$ARNA earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$CARA earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$APHA earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$ZYNE earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$CRON earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$HEXO earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$VFF earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$CRBP earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$OGI earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$TGOD earnings miss puts the MicroSectors Cannabis 2x & 1x ETNs on the move. $MJO $MJJ Learn more here: MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $ABBV. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $TMO. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $A. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $WAT. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $MTD. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $PKI. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $WEED. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $TLRY. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $IIPR. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $SMG. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $CTLT. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $BRKR. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $ACB. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $ARNA. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $CARA. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $APHA. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $ZYNE. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $CRON. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $HEXO. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $VFF. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $CRBP. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $OGI. MicroSectors.com

$MJO & $MJJ MicroSectors Cannabis 2x & 1x ETNs are on the move following top & bottom line beats from $TGOD. MicroSectors.com

$ABBV announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TMO announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$A announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$WAT announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$MTD announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$PKI announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$WEED announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TLRY announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$IIPR announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$SMG announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CTLT announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$BRKR announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ACB announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ARNA announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CARA announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$APHA announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CRON announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$HEXO announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$VFF announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CRBP announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$OGI announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TGOD announces earnings this week. How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ABBV announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TMO announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$A announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WAT announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$MTD announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$PKI announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WEED announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TLRY announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$IIPR announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$SMG announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CTLT announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$BRKR announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ACB announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ARNA announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CARA announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$APHA announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRON announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$HEXO announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$VFF announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRBP announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$OGI announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TGOD announces earnings beat. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ABBV announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TMO announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$A announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WAT announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$MTD announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$PKI announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WEED announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TLRY announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$IIPR announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$SMG announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CTLT announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$BRKR announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ACB announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ARNA announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CARA announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$APHA announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRON announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$HEXO announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$VFF announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRBP announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$OGI announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TGOD announces earnings miss. Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ABBV announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TMO announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$A announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$WAT announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$MTD announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$PKI announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$WEED announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TLRY announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$IIPR announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$SMG announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CTLT announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$BRKR announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ACB announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ARNA announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CARA announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$APHA announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CRON announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$HEXO announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$VFF announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$CRBP announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$OGI announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$TGOD announces earnings tomorrow! How will that impact the MicroSectors Cannabis 2x & 1x ETNs? $MJO $MJJ MicroSectors.com

$ABBV announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TMO announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$A announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WAT announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$MTD announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$PKI announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WEED announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TLRY announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$IIPR announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$SMG announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CTLT announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$BRKR announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ACB announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ARNA announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CARA announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$APHA announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRON announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$HEXO announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$VFF announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRBP announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$OGI announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TGOD announces earnings tomorrow! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ABBV announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TMO announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$A announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WAT announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$MTD announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$PKI announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$WEED announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TLRY announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$IIPR announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$SMG announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CTLT announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$BRKR announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ACB announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ARNA announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CARA announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$APHA announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$ZYNE announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRON announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$HEXO announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$VFF announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$CRBP announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$OGI announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

$TGOD announces earnings today! Will the MicroSectors Cannabis 2x & 1x ETNs be on the move? $MJO $MJJ MicroSectors.com

Bank of Montreal, the issuer of the ETNs, has filed a registration statement (including a pricing supplement, product supplement, prospectus supplement and prospectus) with the SEC for each of the ETN offeringsto which this communication relates. Before you invest, you should read those documents and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC's website at www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you these documents if you request by calling our agent toll-free at 1-877-369-5412.